SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the company                                 |X|

Filed by a Party other than the company              |_|


Check the appropriate box:

|X|   Preliminary Proxy Statement

|_|   Definitive Proxy Statement

|_|   Confidential for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to 14a-11(c) or Rule 14a-12

                           THE ENCHANTED VILLAGE, INC.
                  (Name of company as Specified in its Charter)

                           THE ENCHANTED VILLAGE, INC.
                     (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check appropriate box):

|_|   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(i)(2)

|_| $500 for each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

|_|   Fee computed per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:_____

      (2)   Aggregate number of securities to which transaction applies:________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:_______

      (4)   Proposed maximum aggregate value of transaction:___________________

      (5)   Total fee paid:______________________________________

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:______________________________________


      (2)   Form, Schedule or Registration Statement No.:_____________________

      (3)   Filing Party:______________________

      (4)   Date Filed:_______________________

                           THE ENCHANTED VILLAGE, INC.
                        1407 North Fort Harrison, Suite H
                            Clearwater, Florida 33755
                                 (727) 469-8691

Dear fellow stockholder;

      According to our records, you have been a stockholder of The Enchanted Village, Inc., an inactive Delaware corporation, for many years. We have recently revived the company's corporate charter and are preparing to reorganize the company's capital structure so that it will be suitable for use as a public shell. You are cordially invited to attend a Special Meeting of the Stockholders that will be held at 10:00 am on August 21, 2002, in our executive offices, located at 1407 N. Fort Harrison Avenue, Suite H, Clearwater, Florida.

      The company's business was originally conducted through of a chain of 15 retail stores that sold educational toys and related goods and services. After encountering financial difficulties, the company filed a voluntary petition under Chapter 11 of the Bankruptcy Act on April 24, 1987. Subsequently, the company voluntarily converted its' Chapter 11 case into a case in Chapter 7. At present, the company has no assets, liabilities, management or ongoing business operations. As a result, your shares have been worthless for several years. At the meeting you will be asked to approve a plan whereby the company will be restructured as a "public shell" for the purpose of effecting a business combination transaction with a suitable privately held company that has both business history and operating assets, and wants to be publicly held.

      If this plan is successfully implemented, you may be able to salvage some of the value that your Enchanted Village shares once represented. However, there can be no assurance the plan will be approved by the stockholders or successfully implemented. Even if the plan is approved and successfully implemented, there can be no assurance that the value of your Enchanted Village shares will increase significantly. In any event, the company cannot go forward with the plan without first obtaining stockholder approval. Therefore, it is critically important that you read the enclosed Proxy Statement and promptly mark your vote, sign and return your Proxy Card.

      While the elements of the plan will be presented to stockholders as separate proposals, the plan is an integrated whole and if all elements of the plan are not approved, the company may abandon the plan in its entirety. The specific matters to be considered by the stockholders are:

      1. To ratify the actions of the board in effecting a renewal, revival and restoration of the company's Certificate of Incorporation;

      2. To ratify amendments to the company's by-laws that authorize a single-member board of directors until the reorganization of our affairs is completed;

      3. To ratify the sale of 9,600,000 shares of common stock and 5,400,000 shares of Class A Common Stock to Stirling Corporate Services LLC at a price of $.002 per share;

      4. To elect Sally A. Fonner to serve as the sole member of the board until the next annual meeting of the stockholders, or until her successor is elected and qualified;

      5. To consider and vote upon a proposed capital-restructuring plan for the company's issued and outstanding equity securities;

      6. To authorize the issuance of additional shares to legal counsel and our officers and directors in connection with the implementation of the plan; and

      7. To consider and vote upon a proposal that will give the board discretionary authority to issue an indeterminate number of shares to unrelated third parties in connection with a business combination transaction of the type contemplated by the plan.

      YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. HOWEVER, REGARDLESS OF WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO PROMPTLY MARK YOUR VOTE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR DESIRES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE COMPANY, BY DELIVERING A SIGNED PROXY OF A LATER DATE TO THE COMPANY OR BY APPEARING AT THE SPECIAL MEETING AND VOTING IN PERSON.



--------------------------------------------
Sally A. Fonner, President and Sole Director

                           THE ENCHANTED VILLAGE, INC.
                        1407 North Fort Harrison, Suite H
                            Clearwater, Florida 33755

                           NOTICEOF SPECIAL MEETING OF
                           STOCKHOLDERS To Be Held on
                                 August 21, 2002

      Notice is hereby given that a Special meeting of the stockholders of The Enchanted Village, Inc., an inactive Delaware corporation, will be held at 10:00 am on August 21, 2002, in our executive offices, located at 1407 N. Fort Harrison Avenue, Suite H, Clearwater, Florida, for the following purposes:

      1. To ratify the actions of the board in effecting a renewal, revival and restoration of the company's Certificate of Incorporation;

      2. To ratify amendments to the company's by-laws that authorize a single-member board of directors until the reorganization of our affairs is completed;

      3. To ratify the sale of 9,600,000 shares of common stock and 5,400,000 shares of Class A Common Stock to Stirling Corporate Services LLC at a price of $.002 per share;

      4. To elect Sally A. Fonner to serve as the sole member of the board until the next annual meeting of the stockholders, or until her successor is elected and qualified;

      5. To consider and vote upon a proposed capital restructuring plan for the company's issued and outstanding equity securities;

      6. To authorize the issuance of additional shares to legal counsel and our officers and directors in connection with the implementation of the plan; and

      7. To consider and vote upon a proposal that will give the board discretionary authority to issue an indeterminate number of shares to unrelated third parties in connection with a business combination transaction of the type contemplated by the plan.

      A record of stockholders has been taken as of the close of business on July 29, 2002, and only persons who were stockholders of record on that date will be entitled to notice of and to vote at the meeting. A stockholders' list is available and may be inspected prior to the meeting during normal business hours at the offices of the company, 1407 North Fort Harrison, Suite H, Clearwater, Florida 33755.

      Regardless of whether you expect to attend the meeting in person, please mark your vote, sign and date the enclosed Proxy Card and return it promptly in the enclosed stamped envelope that has been provided for your convenience.

Clearwater, Florida                      By Order of the Board of Directors
   July 30, 2002                         Sally A. Fonner, President and Sole
                                            Director

                           THE ENCHANTED VILLAGE, INC.
                        1407 North Fort Harrison, Suite H
                            Clearwater, Florida 33755

                                 PROXY STATEMENT

      This proxy statement has been prepared for use in connection with the solicitation of proxies to be voted at a special meeting of stockholders of The Enchanted Village, Inc that will be held in Clearwater, Florida on August 21, 2002. This proxy statement is being mailed to all known stockholders of the company on July 29, 2002. The board of directors has called the meeting for the purpose of ratifying certain recent corporate actions and considering a proposed plan by whereby the company will be restructured as a "public shell" for the purpose of effecting a business combination transaction with a suitable privately held company.

      Proxies will be voted in accordance with your specific directions. If you fail to give specific instructions on one or more matters, your proxy will be voted in favor of the proposals. A stockholder may revoke a proxy by delivering a written notice of revocation to the company, by delivering a signed proxy of a later date to the company or by appearing at the meeting and voting in person.

      As of July 2, 2002, the issued and outstanding equity securities of the company include:

      o 14,828,333 shares of Common Stock that are owned by 916 stockholders of record;

      o 7,167,550 shares of Class A Common Stock that are owned by 70 stockholders of record; and

      o 164,450 shares of Series A Convertible Preferred Stock that are owned by 12 stockholders of record.

      Each share of Common Stock entitles the holder to one vote on each matter presented for consideration at the meeting. The holders of Class A Common Stock and Series A Convertible Preferred Stock will have no right to vote on any matter other than the company's proposed capital restructuring.

      The required quorum for the transaction of business at the meeting is a majority of the shares of Common Stock issued and outstanding. The required quorum for the approval of the company's proposed capital restructuring is a majority of the shares of each class of securities issued and outstanding.

      Stockholders who submit a proxy but abstain from voting on one or more proposals will be counted as present for purposes of determining the existence of a quorum. Stockholders who abstain from voting on a proposal that requires the affirmative vote of a majority of the holders of any class of the company's securities will be treated as having voted against the proposal.

      Broker non-votes will be counted as present for purposes of determining the existence of a quorum. All proxies that include one or more broker non-votes on particular proposals will be ignored for purposes of determining the number of stockholders present and entitled to vote with respect to such proposal.

                            SPECIAL INSTRUCTIONS FOR
                 BROKERAGE FIRMS, CUSTODIANS AND OTHER NOMINEES.

      In connection with this proxy solicitation, we have made reasonable efforts to ascertain the identities and mailing addresses of the beneficial owners of our securities that are held in "street name" or other custodial accounts. Our transfer agent, the Depository Trust Company and ADP Proxy Services have encouraged brokerage firms and other custodians to analyze their client accounts for the purpose of restoring positions in our securities that were previously written off as worthless. Nevertheless, experience has shown that brokerage firms and custodians are not always able to readily identify and communicate with the beneficial owners of securities that have been written off. Accordingly, there is no assurance that the beneficial owners of securities held in custodial accounts will receive this proxy statement in a timely manner.

      Based on a review of the applicable SEC regulations and discussions with our transfer agent, DTC, ADP and the proxy departments of several large brokerage firms, we have concluded that the most appropriate response from other custodians who hold our shares for the accounts of unidentified or unlocatable clients will be to appear by proxy with respect to all such shares, and to abstain from voting any shares of that are held for the accounts of unidentified or unlocatable clients. If custodians follow this procedure, we believe that (i) custodians will not be required to exercise authority on behalf of unidentified or unlocatable clients, and (ii) the ultimate decision making authority with respect to the proposals included in this proxy statement will be vested in a majority of the identifiable and locatable owners of our securities who receive actual notice of the meeting and vote on the proposals set forth herein.

      BROKERAGE FIRMS AND OTHER CUSTODIANS ARE URGED TO APPEAR BY PROXY WITH RESPECT TO ALL OF OUR EQUITY SECURITIES THAT ARE HELD BY THEM FOR THE BENEFIT OF CLIENTS, BUT TO REFRAIN FROM VOTING ANY EQUITY SECURITIES THAT ARE HELD FOR THE ACCOUNT OF UNIDENTIFIED OR UNLOCATABLE CLIENTS. THIS ACTION WILL HELP ASSURE THE PRESENCE OF A QUORUM AND VEST THE ULTIMATE DECISION MAKING AUTHORITY IN THOSE HOLDERS OF OUR EQUITY SECURITIES WHO RECEIVE ACTUAL NOTICE OF THE MEETING AND VOTE WITH RESPECT TO THE PROPOSALS SET FORTH HEREIN.

                        CORPORATE BACKGROUND INFORMATION

Introduction

      Our company incorporated in Delaware in March 1982. In July 1983, we completed an initial public offering of Common Stock that was registered on Form S-18. In May 1984 we filed a Form 8-A for the purpose of registering our Common Stock under the Securities Exchange Act of 1934 (the "Exchange Act"). In April 1986, we completed a second public offering of Class A Common Stock and Convertible Series A Preferred Stock that was registered on Form S-1.

      Our business was conducted through of a chain of 15 retail stores that sold educational toys and related goods and services. After encountering financial difficulties, we filed a voluntary petition under Chapter 11 of the Bankruptcy Act on April 24, 1987 in the U.S. Bankruptcy Court for the Eastern District of New York, (case no. 887-70613). On May 11, 1988, we voluntarily converted our Chapter 11 case into a case in Chapter 7, which resulted in the orderly liquidation of our business. As a result of the conversion of our reorganization to a case under Chapter 7, all of our properties were transferred to the trustee on May 11, 1988 and we terminated all of our business operations. Our Chapter 7 case was closed by an order of the Court on April 14, 1992 and the trustee was discharged.

      Since, we did not file franchise tax returns with or pay any franchise taxes to the State of Delaware during the pendancy of our bankruptcy case, our Certificate of Incorporation was revoked by order of the Secretary of State of the State of Delaware on March 1, 1989.

      While our former management did not file a Form 15 to terminate our reporting obligations under the Exchange Act, we have not filed any of the documents or reports required by Sections 13 or 15(d) of the Exchange Act since May 1998. As a result, we remain subject to the reporting requirements of the Exchange Act but have been delinquent in our SEC reporting obligations.

      On April 18, 2002, Karen H. Mounts and Stirling Corporate Services, LLC ("Stirling"), commenced a civil action in the Delaware Court of Chancery demanding an annual meeting of the stockholders. On May 20, 2002, the Court of Chancery granted the requested order and an annual meeting of stockholders was called and held on June 18, 2002 for the sole purpose of electing a new board of directors.

      In connection with the Court ordered meeting, the stockholders elected three new directors who assumed office immediately after the meeting. The following table identifies our newly elected directors:

             Name                         Age                  Residence
      Sally A. Fonner                     53                Dunedin, Florida
      Michael Manion                      52                Apopka, Florida
      Robert R. Williams                  72                Bowie, Maryland

      Upon election, the new board of directors voted to:

      o Revive and restore our Certificate of Incorporation in accordance with Delaware law; and

      o     Amend our by laws to permit a single member board of directors.

      Immediately thereafter, Messrs. Manion and Williams resigned from the board and Ms. Fonner, acting as our sole remaining director, took the following actions:

      o She determined that it was in the best interest of our company and our stockholders to sell 9,600,000 shares of common stock and 5,400,000 shares of Class A Common Stock to Stirling at a price of $.002 per share, consisting of $6,724 in cash and a release of Stirling's claims for $23,276 in out-of-pocket costs associated with obtaining the Court order and holding the stockholders meeting;

      o She determined that it was in the best interest of our company and our stockholders to file all reports and other documents necessary to bring our company into compliance with respect to its reporting obligations under the Exchange Act; and

      o She determined that it was in the best interest of our company and our stockholders to develop a plan to reorganize our company as a public shell that will subsequently seek to engage in a merger or other business combination with a private company that wants to become publicly held.

      We filed a Certificate of Revival and Restoration of the company's Certificate of Incorporation with the Secretary of State of the State of Delaware on June 27, 2002. As a result, the company is now duly organized, validly existing and in good standing under the laws of the State of Delaware. On July 3, 2002, we filed an omnibus report on Form 10-K as of May 11, 1988 and for the fiscal years ended January 31, 1989 through 2002. Therefore, our company is now in compliance with respect to its Exchange Act reporting obligations.

                                CHANGE OF CONTROL

      On July 2, 2002, we sold 9,600,000 shares of common stock and 5,400,000 shares of Class A Common Stock to Stirling. As a result, Stirling owns 64.74% of our Common Stock and 75.34% of our Class A Common Stock. Stirling does not own any shares of our Series A Convertible Preferred Stock.

      While Stirling owns a majority of our Common Stock and Class A Common Stock, and those shares will be counted in determining whether a quorum is present at any future meetings of our stockholders, Stirling will not exercise independent voting authority with respect to its' shares until our company has completed a business combination with a private company. Rather, Stirling will vote its shares in accordance with a majority of the votes actually cast at such a meeting by stockholders who were not officers, directors or affiliates of our company when our prior Bankruptcy action was commenced. In connection with each stockholder vote, Stirling will refrain from voting its shares until the votes cast by previously unaffiliated stockholders have been tallied. When the results of the preliminary stockholder vote are known, Stirling will vote all of its shares in accordance with the wishes of the majority. Since the shares held by Stirling will be voted as a block, each proposal will ultimately be approved or rejected by a majority of the shares outstanding.

      If the proposals that will be considered at the meeting are not approved, the company intends to liquidate in accordance with Delaware law and distribute any remaining assets to the stockholders.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      On June 30, 2002, our issued and outstanding equity securities included 5,228,333 shares of voting Common Stock; 1,767,550 shares of non-voting Class A Common Stock and 164,450 shares of non-voting Series A Convertible Preferred Stock. Each share of Series A Convertible Preferred Stock is convertible into 16 shares of Class A Common Stock.

      After giving effect to the issuance of 9,600,000 shares of Common Stock on July 2, 2002, we have a total of 14,828,333 shares of voting Common Stock outstanding on the date of this proxy statement. The following table presents certain information regarding the beneficial ownership of our voting Common Stock by (i) each person known to own beneficially more than 5% of such securities, (ii) each of our directors, and (iii) all directors and officers as a group. Unless otherwise noted, we believe that each of identified stockholders has sole investment and voting power with regard to the securities listed opposite his name.

           Name of                                  Amount and Nature of                          Percent
      Beneficial Owner                              Beneficial Ownership                         of Class
      ----------------                              --------------------                         --------
Bernard Tessler
310 East Shore Road
Great Neck, New York 11023                               2,548,000                                   16.51%

Cede & Co.
Box #20, Bowling Green Station
New York, New York 10004                                 1,763,932                                   11.90%

Stirling Corporate Services LLC (1)                      9,600,000                                   64.74%

Sally Fonner (1)(2)                                      9,600,000                                   64.74%

All Officers & Directors
as a group (one person)                                  9,600,000                                   64.74%

----------

(1)   1407 North Fort Harrison, Suite H, Clearwater, Florida 33755.

(2) Ms. Fonner is both a principal stockholder and an officer of Stirling. Accordingly she may be deemed to be the beneficial owner of shares registered to Stirling.

                           SUMMARY DESCRIPTION OF PLAN

Proposed capital restructuring

      At the date of this proxy statement, our issued and outstanding equity securities include:

      o 14,828,333 shares of Common Stock that are owned by 916 stockholders of record;

      o 7,167,550 shares of Class A Common Stock that are owned by 70 stockholders of record; and

      o 164,450 shares of Series A Convertible Preferred Stock that are owned by 12 stockholders of record.

      Since we believe that the owners of a Target company will ordinarily want to control 90% to 95% of the stock of the combined companies upon the completion of a business combination transaction and an ultimate capitalization of less than 20,000,000 shares is important for a small public company, we believe it will be necessary to affect a reverse split of approximately 1 for 30 to properly position the company as a viable public shell. After evaluating our stockholder list, management has found that a simple reverse split of 1 for 30 would leave our company with 63 "round lot" stockholders (i.e. persons who own more than 100 shares) and 935 "odd lot" stockholders (i.e. persons who hold less than 100 shares). We believe that a high percentage of odd lot holders will be very undesirable to potential targets because odd lot holders:

      o Are not counted as stockholders of record for market listing purposes;

      o Are frequently unable to sell their shares in the OTC or Nasdaq markets; and

      o     Significantly increase a company's mailing and communication costs.

Therefore our new management team has concluded that the best solution will be to propose a two-stage capital-restructuring plan that will eliminate the odd lot stockholder problem.

      As the first stage in the capital restructuring plan, we will propose a 1 for 3,000 reverse split of our Common Stock and Class A Common Stock, which will automatically adjust the conversion rights of the holders of our Series A

Convertible Preferred Stock. We do not intend to issue fractional shares in connection with the proposed reverse split. Instead, to the extent that the reverse split would result in the issuance of fractional shares to a particular stockholder, the number of shares issuable will be rounded up to the next highest whole number. Upon completion of the first stage reverse split:

      o     We will have 5,732 shares of Common Stock outstanding;

      o     We will have 2,431 shares of Class A Common Stock outstanding;

      o Our Series A Preferred Stock will be convertible into 885 shares of Class A Common Stock; and

      o     Every existing stockholder will own at least one whole share.

      As the second stage of our proposed capital restructuring, we will propose to merge with a wholly owned subsidiary in accordance with a plan of merger that provides for the issuance of:

      o     100 shares of New Common for each share of post reverse Common
            Stock;

      o 100 shares of New Common for each share of post reverse Class A Common Stock; and

      o     Conversion of the Series A Convertible Preferred Stock into New
            Common

      The procedures that we intend to employ in connection with our proposed capital restructuring do not treat all stockholders equally. If we were to affect a simple reverse split of 1 for 30, our company would have a total of 820,903 shares of New Common issued and outstanding after completion of the merger. As a direct result of the two-stage capital restructuring, however, we will have 904,800 shares of New Common issued and outstanding after completion of the merger. Substantially all of the economic benefit arising from the proposed capital restructuring will inure to the benefit of stockholders who own fewer than 3,000 shares and would become odd lot stockholders if a conventional reverse split were implemented. The following table illustrates the impact of the two-stage capital restructuring on our principal stockholders.

                                    Common       Class A     Preferred        Before Merger         After Merger
                                    Stock       Stock (1)    Stock (2)        Total Percent        Total    Percent
                                    -----       ---------    ---------        -------------        -----    -------
Bernard Tessler                   2,448,000                               2,448,000     9.94%      81,700     9.03%
Cede & Co.                         1,763,932    1,529,485    2,274,480    5,567,897    22.61%     185,700    20.52%
Stirling Corporate Services        9.600,000    5,400,000                 8,100,000    60.91%     270,000    55.26%

----------

(1)   Based on a one for one conversion ratio of Class A Common Stock.

(2) Based on a 16 for one conversion ratio of Series A Convertible Preferred Stock.

      Stirling and our company's other large stockholders will bear the bulk of the dilution associated with our proposed capital restructuring procedures. Nevertheless, our new management team believes that the advantages of having a large number of "round lot" stockholders justify the inequitable and disproportionate benefit to be derived by our company's smaller stockholders.

             COMPENSATION AND OTHER PAYMENTS TO STIRLING AND OTHERS

      Under the plan, our company will be obligated to reimburse Stirling for the reasonable and necessary expenses incurred in connection with development and implementation of the reorganization plan and the negotiation and consummation of a business combination transaction. Subject to stockholder approval, we will be authorized to issue up to 300,000 additional shares of New Common to Stirling and its employees and advisors as partial compensation for services rendered. All transactions between Stirling and our company must be on terms that are no less favorable to our company than the terms that could have been negotiated with an unrelated third-party. Subject to the overall limitations of the reorganization plan, we expect to pay the following classes of fees, compensation and expense reimbursements to Stirling and its employees and advisors.

      Direct operating expenses. We will incur a variety of direct operating expenses including the fees charged by our transfer agent and auditors, and the costs of communicating with our stockholders. We intend to establish an Internet website that will include up to date information on our company and copies of all our SEC filings. We will also reimburse our officers and directors for the out-of-pocket expenses they incur on our behalf. There is no limit on the amount of allowable expense reimbursements and our board of directors will have the sole authority to review and approve of the reasonableness of such expenses.

      Administrative fees. Stirling will provide all necessary office facilities and equipment, manage our day-to-day operations and manage our accounting and reporting functions in return for a monthly overhead allowance of $2,000. If we require facilities or services that are beyond the capabilities of Stirling, they will be contracted for and paid by our company as direct operating expenses. We believe that the facilities and services to be provided by Stirling will be adequate for our needs until we complete a business combination.

      Management fees. Our officers and directors will be entitled to receive a variety of payments from our company. The following table summarizes the principal management fees we expect to pay to our officers and directors connection with the development and implementation of the reorganization plan and the negotiation and consummation of a business combination transaction:

             Payment                                    Cash              Payment          One-time Stock
           Description                              Compensation         Frequency          Compensation
           -----------                              ------------         ---------          ------------
      Out-of-pocket expenses                        indeterminate         monthly
      Directors' fees                                  $1,000             monthly           25,000 shares
      Uninsured directors' fee premium                 $2,000             monthly           25,000 shares
      Officers fees                                    $5,000             monthly          175,000 shares
      Due diligence fees*                            $100,000            one-time
      Transaction closing bonus                      $300,000            one-time

      *     For all candidates that are considered as a possible acquisition.

      Our directors and officers have agreed to carry the bulk of their management fees as a receivable until the closing of a business combination. If we fail to negotiate a business combination, we will have no ability to pay the accumulated management fees of our directors and officers.

      Legal fees and expenses. The fees of our Delaware counsel will be paid in cash. The law firm that will represent us in connection with certain SEC matters has agreed to carry the bulk of their billings as an account receivable until the closing of a business combination. The following table summarizes the principal legal fees and expenses we expect to pay in connection with the development and implementation of the reorganization plan and the negotiation and consummation of a business combination transaction:

             Payment                                    Cash              Payment          One-time Stock
           Description                              Compensation         Frequency          Compensation
           -----------                              ------------         ---------          ------------
      Fees and expenses of Delaware counsel               $10,000        one-time
      Preparation of our Form 10-K                        $15,000        one-time           20,000 shares
      Preparation of our proxy statement                  $22,500        one-time           30,000 shares
      Review of our future SEC reports                     $2,500         monthly           25,000 shares
      Business combination documentation            indeterminate        one-time

      Brokerage commissions and finder's Fees. We have no cash resources that can be used to pay brokerage commissions or finders' fees associated with a business combination. In addition, if we agree to pay stock-based brokerage commissions or finders' fees, those stock issuances will reduce the number of shares that would otherwise be available to the owners of a target. Under these circumstances, we believe the target must bear the ultimate responsibility for all decisions respecting the payment of brokerage commissions and finders' fees and our company will not enter into any binding agreements without the express consent of the target.

      We will not pay brokerage commissions, finders' fees or similar compensation to Stirling or any of its affiliates, employees and advisors. Our company and our officers will not pay any finders' fees, commissions or similar compensation to persons who are not duly licensed broker-dealers without first obtaining an opinion of legal counsel that broker-dealer registration is not required under the circumstances.

      Potential registration of future stock issuances. Certain lawyers who represent our company will receive shares of New Common as partial payment for professional fees associated with services that are not directly associated with the negotiation and closing of a business combination. Similarly, our officers and directors will receive shares of New Common as partial payment for their recurring management fees. To the extent that we may lawfully do so under applicable regulations, we intend to file a Form S-8 Registration Statement under the Securities Act to register a portion of the New Common that will be issuable as compensation for services. Registered shares of New Common that are issued as compensation to the officers, directors, employees and affiliates of Stirling will be classified as "control securities" that may not be resold for a period of 90 days after the completion of a business combination transaction.

Additional stock issuances

      After completing the reverse split, we expect to issue additional shares of New Common:

      o To legal counsel and our officers and directors for services rendered; and

      o To the owners of a target in connection with a business combination transaction.

      The determination of the number of shares to be issued in connection with a business combination is not an exact science and entails a great deal of subjective business judgment. In arriving at an optimal capital structure for a business combination transaction, the board will ordinarily evaluate the strengths, weaknesses and growth potential of a target against similarly situated publicly held companies in the same market segment. Based on this analysis, the board will then attempt to estimate the stabilized market capitalization that the combined companies can expect to achieve under reasonably foreseeable circumstances. This value will then be risk weighted by an appropriate factor and used to determine the number of shares that can be issued by the company. In the case of a target that can only reasonably expect a stabilized market capitalization of $10 million to $15 million, the number of shares issuable to the owners of the target will be much smaller than would be the case if the target could reasonably expect a stabilized market capitalization of $100 million or more. The board will endeavor to negotiate transaction terms that it believes are likely to result in stabilized market price of at least $5 per share for the New Common. There can be no assurance, however, that the board will be successful in meeting this performance benchmark, that its subjective business judgments will prove to be accurate or that its estimate of the stabilized market capitalization that a target can expect to achieve will prove to be reasonable.

      The following example provides summary information on the potential future ownership of our company assuming that 300,000 shares of New Common are issued our officers and legal counsel and 12,000,000 shares of New Common are issued in connection with a business combination.

                                                       Current     Share purchases   Potential future    Percent
Stirling                                           capitalization     and (sales)      capitalization    of total
Shares currently owned                                 500,000
Future share issuances                                                   200,000
                                                       -------           -------
Total                                                  500,000           200,000          700,000          5.30%

Legal Counsel                                                            100,000          100,000          0.76%

Other Existing Stockholders                            404,800                            404,800          3.07%

Owners of the target
Shares issued by the company                                --        12,000,000
                                                                      ----------

Total                                                                 12,000,000       12,000,000         90.88%
                                                                                       ----------        -------

Total shares outstanding
 after business combination                                                            13,204,800        100.00%
                                                                                       ==========        =======

      The potential business combination scenario set forth above is only intended to serve as an example of the range of business combination transactions will be permissible under the plan and it is possible that the final terms of a business combination may vary significantly from the potential values presented. Since we have not yet identified a target or commenced any discussions or negotiations with the owners thereof, it is impossible to predict the ultimate structure of a future business combination or to quantify the final interest of our existing stockholders in the combined companies.

                               PROPOSED OPERATIONS

      If the stockholders approve the proposals described in this proxy statement, we believe it may be possible to recover some stockholder value by restructuring the company as a public shell that will then attempt to negotiate a business combination transaction with a suitable privately held company.

      If the stockholders approve the restructuring proposals, our company will seek, investigate and, if the results of such investigation warrant, effect a business combination with a suitable privately held company or other business opportunity. Our contemplated business operations are sometimes referred to as a "blind pool" because our stockholders will not ordinarily have an opportunity to analyze the various business opportunities presented to us, or to approve or disapprove the terms of any business combination transaction that may be negotiated. Consequently, our potential success will be primarily dependent on the efforts and abilities of our new management team, who will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction.

      Our new management team anticipates that the selection of a business opportunity will be complex and extremely risky. Because of general economic conditions, rapid technological advances being made in some industries and shortages of available capital, our new management team believes that there are numerous privately held companies seeking the perceived benefits of becoming a publicly held corporation. Such perceived benefits may include facilitating debt financing or improving the terms on which additional equity may be sought, providing liquidity for the principals of the business, creating a means for providing stock incentives or similar benefits to key employees, providing liquidity for all stockholders and other factors.

      Potential business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. Our new management team believes we will only be able to participate in one business venture. This lack of diversification should be considered a substantial risk because it will not allow our company to offset potential losses from one venture against gains from another. Moreover, due to our lack of any meaningful financial, managerial or other resources, our new management team believes we will not be viewed as a suitable business combination partner for either developing companies or established business that currently need substantial additional capital.

      Our new management team believes our company will offer owners of a suitable privately held company the opportunity to acquire a controlling ownership interest in a public company at substantially less cost than would otherwise be required to conduct an initial public offering, or IPO. Nevertheless, we are not aware of any empirical statistical data that would independently confirm or quantify our beliefs concerning the perceived value of a merger or acquisition transaction for the owners of a privately held company. The owners of any existing business selected for a business combination with our company will incur significant costs and expenses, including the costs of preparing the required business combination agreements and related documents, the costs of preparing a Current Report on Form 8-K describing the business combination transaction and the costs of preparing the documentation associated with future reporting under the Exchange Act.

      Sally A. Fonner, our president and sole director, has previously served as the sole officer and director of five inactive public shells that effected business combinations with private companies. In each of these transactions, the combined companies have only qualified for quotation on the OTC Bulletin Board, trading has not been active, liquid or sustained and the market prices have been volatile. Even if we negotiate and close a business combination, an active, liquid, stable and sustained public market for the combined companies' shares may never develop. Stockholders are encouraged to independently review the available information on Ms. Fonner's prior transactions.

      While our new management team believes our company will be able to enter into a business combination transaction within 12 months, there can be no assurance as to how much time will elapse before a business combination is effected, if ever. We will not restrict our search to any specific business, industry or geographical location, and our company may participate in a business venture of virtually any kind or nature.

Acquisition Opportunities

      In implementing a particular business combination transaction, our company may become a party to a merger, consolidation, reorganization, joint venture, franchise or licensing agreement with another corporation or entity. We may also purchase stock or assets of an existing business. After the consummation of a business combination transaction, it is likely that our present stockholders will only own a small minority interest in the combined companies. In addition, as part of the terms of the acquisition transaction, all of our current officers and directors will ordinarily resign and be replaced by new officers and directors selected by the target. Our new management team does not intend to obtain stockholders approval before consummating any acquisition other than a statutory merger.

      In connection with our investigation of potential business opportunities, our new management team will ordinarily meet personally with the management and key personnel of potential targets. They may also visit and inspect material facilities, check the references of management and key personnel, and take other reasonable investigative measures. Since the financial and other resources of our company will be limited, our new management team is not likely to obtain independent analysis or verification of the information provided by a potential target

      The terms of any business combination we may negotiate in the future will depend on the nature of the opportunity, the needs and desires of the target and its owners, and the relative negotiating strength of our company and the other parties to the proposed transaction. In negotiating the terms of a potential business combination, our management team will ordinarily focus on the percentage of the combined companies' stock that will be held by the owners of the target upon completion of the transaction. While our management team will endeavor to maximize the total value to our current stockholders, it is likely that the owners of the target will want to own 90% to 95% of the outstanding stock of the combined companies upon completion of the transaction. Therefore, any business combination will likely have a significant dilutive effect on the voting power held by our current stockholders. Stirling and its advisors may do not presently intend to sell any portion of their shares in connection with a business combination. If Stirling and its advisors ultimately decide to sell shares in connection with a business combination, the selling price of such shares may not represent a premium to the per share value received by our company.

      Upon completion of a business combination transaction, there can be no assurance that the combined companies will have sufficient funds to undertake any significant development, marketing and manufacturing activities. Accordingly, the combined companies may be required to either seek additional debt or equity financing or obtain funding from third parties, in exchange for which the combined companies might be required to issue a substantial equity position. There is no assurance that the combined companies will be able to obtain additional financing on terms acceptable to the combined companies.

      It is anticipated that the investigation of specific business opportunities and the negotiation, drafting and execution of relevant agreements, disclosure documents and other instruments will require substantial management time and attention and substantial costs for accountants, attorneys and others. If a decision were made not to participate in a specific business opportunity the costs incurred in the related investigation would not be recoverable. Furthermore, even if an agreement is reached for the participation in a specific business opportunity, the failure to consummate that transaction may result in the loss of the related costs incurred.

       If our company issues securities in connection with a business combination, we will probably do so in reliance on exemptions from registration under applicable Federal and state securities laws. In some circumstances, however, as our company may agree to register such securities either at the time the transaction or at some specified time thereafter. The issuance of substantial additional securities and their potential sale into any trading market that may develop may have a depressive effect on such market.

      While the terms of a future transaction cannot be predicted, it is likely that the parties to the business transaction will want to avoid a taxable event. Therefore, the most likely transaction format would be an acquisition structured as a tax-free reorganization under Sections 368(a)(1) or 351 of the Internal Revenue Code of 1986, as amended (the "Code"). In order to obtain tax-free treatment under the Code, it may be necessary for the owners of the acquired business to own at least 80% of the voting stock of the surviving entity. In such event, our current stockholders would retain less than 20% of the combined companies, which would significantly dilute the voting power of such stockholders. We intend to structure any business combination in such manner as to minimize Federal and state tax consequences to the target.

NASDAQ Listing Requirements

      We believe the most likely business combination structure will involve a "reverse takeover" where we issue shares in exchange for the assets or outstanding stock of a target. Upon the completion of a reverse takeover, we expect that the former stockholders of the target will likely own a substantial majority interest in the combined companies. Since the ongoing costs and expenses associated with reporting under the Exchange Act can be a significant burden for a small company, we believe that larger established companies are better suited to shell transactions than small entrepreneurial companies. Moreover, a substantial business combination transaction will be required to satisfy the minimum listing standards for Nasdaq. Since the size of the target will, in large part, determine the market where the securities of the combined entity will qualify for listing, we intend to use all reasonable commercial efforts to identify and negotiate with the largest possible business combination candidates

      The following table summarizes the recently adopted quantitative listing standards for companies that want to list their securities on Nasdaq:

                                                            Entry Standards for Nasdaq Market
                                     ------------------------------------------------------------------------
                                      SmallCap                                  NMS
                                                            -------------------------------------------------
Operating history                     1 year and                    N/A             2 years and           N/A
Stockholders' equity                  $5,000,000 or         $15,000,000         $30,000,000               N/A
Net income (2 of last 3 years)          $750,000 or          $1,000,000                 N/A               N/A
Market capitalization                $50,000,000                    N/A                 N/A       $75,000,000 or
Total Assets                                 N/A                    N/A                 N/A       $75,000,000 and
Total Revenue                                                       N/A                 N/A       $75,000,000
Public float (shares)                  1,000,000              1,100,000           1,100,000         1,100,000
Market value of float                 $5,000,000             $8,000,000         $18,000,000       $20,000,000
Bid price                                  $4.00                  $5.00               $5.00             $5.00
Number of stockholders                       300                    400                 400               400
Active market makers                           3                      3                   3                 4
Corporate Governance                         Yes                    Yes                 Yes               Yes

      We have approximately 1,000 record stockholders and we will not negotiate a business combination transaction on terms that would result in the combined companies having a public float of less than 1,000,000 shares. While we will endeavor to negotiate a business combination with a target that has sufficient operating history, stockholders' equity and net income to satisfy the Nasdaq listing standards, there is no assurance that our efforts will be successful. Moreover, Nasdaq requires an established trading history of 90 days at a price that exceeds the minimum bid price requirement before it will consider a listing application. Therefore, the combined companies' shares will have to begin trading on the OTC Bulletin Board, the Pink Sheets or the proposed BBX, and wait to apply for a Nasdaq listing until all applicable listing standards are met. Under the circumstances, there is no assurance the combined companies' shares will ever qualify for Nasdaq.

Rule 419 is inapplicable

      Our proposed activities are not subject to SEC Rule 419 because we are not offering stock to the public in an offering that has been registered under the Securities Act. Therefore, our stockholders and the owners of potential targets are not entitled to the substantive protection provided by Rule 419.

                                  RISK FACTORS

      The plan involves a high degree of risk. Stockholders should carefully consider the following factors, among others, before executing the Proxy Card enclosed herewith.

      Inequitable Capital Restructuring Procedures. The procedures that we intend to use in connection with the proposed capital restructuring do not treat all stockholders equally. If we were to affect a simple reverse split of 1 for 30, our company would have a total of 820,903 of New Common issued and outstanding after completion of the merger. As a direct result of the two-stage restructuring process, however, we will have 904,800 shares of New Common outstanding after the merger. Substantially all of the economic benefit arising from the proposed capital restructuring will inure to the benefit of stockholders who own fewer than 3,000 shares and would become odd lot stockholders if a conventional reverse split were implemented.

      No Recent Operating History. We have no assets, liabilities, management or ongoing operations and we have not engaged in any business activities for over 14 years. Even if the stockholders approve the plan, there can be no assurance that we will be able to acquire a target or that the combined companies will be profitable. While Stirling and its affiliates, employees and advisors have had limited experience in similar shell transactions, we have no recent operating history that stockholders can consider in making an informed judgment regarding the merits of our plan. Stockholders will probably not be given the opportunity to pass upon the merits of any target that is ultimately selected.

      No Specific Acquisition plans. We have made no specific acquisition plans and no specific industry or area of business has been selected for investment. There is no assurance that we will possess the experience and skills necessary to make an informed judgment about a particular target. Accordingly, our proposed operations involve an extremely high degree of risk.

      Blind Pool. Our proposed business is frequently referred to as a blind pool because neither our management nor our stockholders know what the business of our company may ultimately be. Stockholders will not usually have an opportunity to evaluate the merits of a proposed target and they must rely upon management to identify a target and negotiate the terms of a business combination. We will probably not give stockholders an opportunity vote on a proposed business combination. Moreover, if we implement a business combination as a "reverse takeover" transaction stockholders will not receive complete disclosure on the business and financial affairs of the target until the combined companies file their Annual Report on Form 10-K for the year of the transaction. Nevertheless, the combined companies will be required to file a Form 8-K and disclose limited information concerning the acquisition, including financial information on the target, within 15 days after the closing of the acquisition.

      Limited Assets. We have no material assets and we are not likely to acquire any substantial assets other than the assets of a target. Any business activity we eventually undertake will require substantial capital. Since we do not know which type of business our company will acquire or the capital requirements for such business, there can be no representations respecting the future capital needs of our company.

      Intense Competition. A large number of established and well-financed entities, including venture capital firms, have recently increased their merger and acquisition activities, especially among companies active in high technology fields. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than the company and, consequently, the company will be at a competitive disadvantage in identifying suitable acquisition candidates and concluding a business combination transaction.

      Experience of Stirling. Sally A. Fonner, our president and sole director, has previously served as the sole officer and director of five inactive public shells that effected business combinations with private companies. In each of these transactions, the combined companies have only qualified for quotation on the OTC Bulletin Board, trading has not been active, liquid or sustained and the market prices have been volatile. Even if we negotiate and close a business combination, an active, liquid, stable and sustained public market for the combined companies' shares may never develop. Stockholders are encouraged to independently review the available information on Ms. Fonner's prior transactions.

      Corporate Governance. Stirling owns a majority of our Common Stock and its president Sally A. Fonner is the sole director of our company. Therefore, our current management has both the executive and voting power to approve all corporate actions without your consent. We do not have any independent directors or an audit committee to review related party transactions. We do not intend to solicit stockholder approval for a business combination. We do not intend to comply with the corporate governance standards that would be required under Nasdaq or BBX rules until we complete a business combination.

      Dependence on Part-Time Management. We have no full-time employees and our success will be largely dependent on the decisions made by Stirling and its affiliates, employees and advisors, none of whom will devote their full time to our affairs.

      Bankruptcy Law Considerations. The company filed a voluntary petition under Chapter 11 of the Bankruptcy Act that was subsequently converted to a case under Chapter 7. While this bankruptcy proceeding resulted in the sale of all corporate assets and the use of the proceeds there from to pay corporate liabilities, it did not formally "discharge" the unpaid balance of the company's debts. While we believe that legal actions to enforce our company's prior unpaid obligations are now barred by statutes of limitation, the existence of the earlier bankruptcy will complicate the "due diligence" and may make it more difficult to negotiate a business combination transaction on favorable terms.

      Control of Combination Procedure. A combination between our company and a target may be structured as a merger or consolidation or involve the direct issuance of New Common in exchange for the target's stock or assets. The Corporation Law of Delaware requires the affirmative vote of the holders of at least a majority of our outstanding shares to approve a merger or consolidation. Since stockholder approval is not required in connection with the issuance of stock in exchange for stock or assets, it is anticipated that our management will have complete control over our business combination policies and procedures. Our management does not intend to seek a fairness opinion in connection with any business combination transaction.

      Anticipated Change in Control. We will issue New Common in connection with a business combination and we expect that such a transaction will result in a change in control. After a change in control, the owners of the target will have the right to appoint their own management team and our current management will not be able to influence future decisions, seek a listing for the combined companies' shares or take any other action to promote a public market. There can be no assurance that we will be able to negotiate appropriate after-market support agreements or that any terms we negotiate will be effective. If successor management does not devote sufficient time and resources to developing and promoting a public market, you may be unable to sell your shares at any price.

      No Market Research. We have not conducted any market research concerning the availability of potential targets. Therefore, we can offer no assurances that market demand exists for a business combination of the type contemplated by the plan. We have not identified any particular industry or specific business within an industry for evaluation by the company. There is no assurance we will be able to acquire a target on favorable terms.

      Lack of Diversification. We will probably not be able to make multiple or sequential acquisitions. Therefore, the future success of our company will likely be dependent on the success or failure of a single business. We may also be subject to economic fluctuation within a particular industry.

      Potential Conflicts of Interest. Our officers are not required to devote any specific amount of time to our business. Each of our officers is actively involved in other business pursuits and they will all face conflicts in allocating their time among their various business interests. Such conflicts may cause delays or prevent us from effecting a business combination.

      Single Market Maker. At the date of this proxy statement, our stock is listed in the National Quotation Bureau's OTC Pink Sheets and we have only one market maker. While we expect our stock to qualify for listing on the OTC Bulletin Board or the proposed BBX upon completion of a business combination, we have no agreement with any broker or dealer to act as a market maker for our securities and there is no assurance that the combined companies will be successful in obtaining an OTC Bulletin Board or BBX listing.

      No Assurance of Public Market. There has been no public market for our securities for over 14 years and there is no assurance that a public market will ever develop. If a trading market does develop, it is likely to be illiquid and volatile. Stockholders may have difficulty in selling their shares in the future at any price.

      Possible Issuance of Additional Shares. If our stockholders approve the plan, our Certificate of Incorporation will authorize the issuance of 50,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. All shares that are not issued to our current stockholders will be available for any proper corporate purposes. The plan specifically contemplates the issuance of 300,000 shares of New Common to our legal counsel and officers. It also contemplates the issuance of an indeterminate number of shares of New Common in connection with a business combination. After completion of a business combination, the Board of Directors of the combined companies will have the power to issue additional shares of Common Stock without stockholder approval. Such issuances may result in a reduction of the book value or market price, if any, of our outstanding securities.

      Penny Stock Rules. Under applicable SEC regulations, shares that are issued by a company that has less than $5,000,000 in net tangible assets, have a market price of less than $5 and are not listed on Nasdaq or a stock exchange are classified as "penny stock." The penny stock regulations impose significant restrictions on brokers who sell penny stock to persons other than established customers and accredited investors. The combined companies' shares are likely to be subject to the penny stock regulations, which may discourage brokers from effecting transactions in those shares. This would decrease market liquidity, adversely affect market price and make it difficult to use the combined companies' shares as collateral.

                     A QUORUM WILL BE PRESENT AT THE MEETING

      Our bylaws provide that the holders of a majority of the shares entitled to vote will constitute a quorum at any meeting of the stockholders. As described above, Stirling owns 9,600,000 shares of Common Stock and 5,400,000 shares of Class A Common Stock, or 64.74% and 75.34%, respectively, of these classes of shares. A duly authorized officer of Stirling will attend the meeting as Stirling's representative. Stirling has been advised that the owner of a majority of the issued and outstanding Series A Convertible Preferred Stock will also be represented at the meeting. Therefore the presence of a quorum for all classes of our outstanding equity securities is assured.

           RATIFICATION PROPOSALS TO BE CONSIDERED BY THE STOCKHOLDERS

      On May 20, 2002, the Delaware Court of Chancery ordered an annual meeting of our company's stockholders accordance with ss.211 of the General Corporation Law of Delaware. The Court order specifically provided that notwithstanding the provisions of the company's bylaws, any stockholders who appeared at the meeting would constitute a quorum for the election of directors. Two stockholders who owned a total of 1,050 shares participated in Court ordered meeting. The only action taken at the meeting was the election of a new board of directors. After their election, the new board of directors decided to:

      o     Revive the company's charter in accordance with Delaware law;

      o Amend the company's by laws to permit a single member board of directors;

Immediately thereafter, Messrs. Manion and Williams resigned from the board and Ms. Fonner, acting as our sole remaining director, took the following actions:

      o She determined that it was in the best interest of our company and our stockholders to sell 9,600,000 shares of common stock and 5,400,000 shares of Class A Common Stock to Stirling at a price of $.002 per share, consisting of $6,724 in cash and a release of Stirling's claims for $23,276 in out-of-pocket costs associated with obtaining the Court order and holding the stockholders meeting;

      o She determined that it was in the best interest of our company and our stockholders to file all reports and other documents necessary to bring our company into compliance with respect to its reporting obligations under the Exchange Act; and

      o She determined that it was in the best interest of our company and our stockholders to develop a plan to reorganize our company as a public shell that will subsequently seek to engage in a merger or other business combination with a private company that wants to become publicly held.

      o Sell 9,600,000 shares of Common Stock and 5,400,000 shares of Class A Common Stock to Stirling at a price of $.002 per share, consisting of $6,724 in cash and a release of Stirling's claims for $23,276 in out-of-pocket costs associated with obtaining the Court order and holding the stockholders meeting; and

      o Develop a plan to reorganize the company as a public shell that will subsequently seek to engage in a merger or other business combination with a private company that wants to become publicly held.

Since an insignificant number of stockholders were present at the Court ordered meeting, the board has called a second meeting to seek ratification of the actions taken and approval for the proposed restructuring plans.

Revival of corporate charter

      The board of directors believes it was in the best interests of the company and its stockholders to revive and reinstate the company's Certificate of Incorporation in accordance with the requirements of ss.312 of the General Corporation Law of Delaware. Absent such revival and reinstatement, it would be impossible to salvage any value for persons who were stockholders of the company when it converted its Chapter 11 bankruptcy proceeding to a case under Chapter
7. Accordingly, the board of directors is asking the stockholders of the company to ratify their actions in effecting a renewal, revival and restoration of the company's Certificate of Incorporation.

      The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the meeting, in person or by proxy, will be required to ratify the renewal, revival and restoration of the company's Certificate of Incorporation.

      Only shares voted "FOR" or "AGAINST" the ratification proposal will be treated as Votes Cast. Stirling will refrain from voting its shares until the Votes Cast by stockholders who were not previously officers, directors or affiliates of our company have been tallied. When the results of the preliminary stockholder vote are known, Stirling will vote all of its shares in accordance with the wishes of the majority.

Amendment of by-laws

      The board of directors believes it was in the best interests of the company and its stockholders to amend the company's bylaws to permit a single member board pending the completion of a business combination. Accordingly, the board of directors is asking the stockholders of the company to ratify the amendments to the company's by-laws that authorize a single-member board of directors.

      The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the meeting, in person or by proxy, will be required to ratify the renewal, revival and restoration of the company's Certificate of Incorporation.

      Only shares voted "FOR" or "AGAINST" the ratification proposal will be treated as Votes Cast. Stirling will refrain from voting its shares until the Votes Cast by stockholders who were not previously officers, directors or affiliates of our company have been tallied. When the results of the preliminary stockholder vote are known, Stirling will vote all of its shares in accordance with the wishes of the majority.

Sale of stock to Stirling

      The board of directors believes it was in the best interests of the company and its stockholders to sell 9,600,000 shares of common stock and 5,400,000 shares of Class A Common Stock to Stirling at a price of $.002 per share. The consideration received by the company was equal to the par value and greater than book value of the shares issued. Absent such sales, the company would not have sufficient funds to call a second meeting of the stockholders and there would be no assurance that a quorum would be present at any meeting that was called and held. Accordingly, the board of directors is asking the stockholders of the company to ratify the sale of 9,600,000 shares of common stock and 5,400,000 shares of Class A Common Stock to Stirling at a price of $.002 per share.

      The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the meeting, in person or by proxy, will be required to ratify the stock sales to Stirling.

      Only shares voted "FOR" or "AGAINST" the ratification proposal will be treated as Votes Cast. Stirling will refrain from voting its shares until the Votes Cast by stockholders who were not previously officers, directors or affiliates of our company have been tallied. When the results of the preliminary stockholder vote are known, Stirling will vote all of its shares in accordance with the wishes of the majority.

      THE BOARD IS ASKING ALL STOCKHOLDERS TO VOTE FOR EACH OF THE RATIFICATION PROPOSALS. THE ENCLOSED PROXY WILL BE VOTED FOR EACH OF THE RATIFICATION PROPOSALS UNLESS THE STOCKHOLDER VOTES AGAINST ONE OR MORE PROPOSALS OR ABSTAINS FROM VOTING. SINCE THE BOARD HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, THE BOARD MAY ELECT TO ABANDON THE PLAN IF ALL OF THE RATIFICATION PROPOSALS ARE NOT APPROVED BY THE STOCKHOLDERS.

                            ELECTION OF SOLE DIRECTOR

      In connection with the Court ordered meeting, the stockholders elected three new directors who assumed office immediately after the meeting. After approving the revival of the company's charter and the bylaw amendments discussed above, Messrs. Manion and Williams resigned from the board. Therefore, Ms. Sally A. Fonner has acted as the company's sole director since June 18, 2002.

      The board of directors believes it will be in the best interests of the company and its stockholders to continue with a single member board of directors until the company negotiates and closes a business combination. Therefore, Ms. Fonner is the board's only nominee for election as director of the company. If elected, Ms. Fonner will serve as the sole director of the company until the next annual meeting of stockholders, or until her successors are elected and qualified.

      A brief account of Ms. Fonner's business experience and education follows:

      Ms. Sally Fonner is a principal stockholder of Stirling. She has also served as the president and sole director of our company since June 18, 2002. Ms. Fonner is not a full-time employee and is not required to devote any specific amount of time to our business. Ms. Fonner graduated from Stephens University in 1969 with a Bachelor of Arts in Social Systems. After a stint in the private sector, she returned to further her education and earned her MBA degree from the Executive Program of the University of Illinois in 1979. Since December 2000, Ms. Fonner has served as the president of Win or Lose Acquisition Corporation, a publicly held blank check company that intends to pursue a business strategy that is similar to our proposed business. Due to the significant structural differences between our company and Win or Lose Acquisition Corporation, the two companies are not expected to be direct competitors in the search for acquisition candidates. Stockholders should be aware, however, that Win or Lose Acquisition Corporation will offer a number of significant advantages to substantial acquisition candidates that are contemplating a transaction with a public shell.

      During the past five years Ms. Fonner has served as an officer and director and managed the business affairs of five inactive and insolvent public companies that ultimately engaged in business combination transactions with privately held companies. The following table identifies the five public companies that have been managed by Ms. Fonner during the last five years and provides summary information on the time periods for which she served as an officer and director.

     Company Name                            Term as an officer                  Term as a director
eNote.com, Inc.                           June 1998 to April 1999             June 1998 to November 1999
Telemetrix, Inc.                          July 1997 to April 1999             July 1997 to April 1999
Dupont Direct Financial
 Holdings, Inc.                           June 1998 to April 1999             June 1998 to March 2000
Liberty Group Holdings, Inc.              March 1997 to November 1999         March 1997 to December 1999
Yifan Communications, Inc.                March 2000 to July 2000             March 2000 to March 2001

      Ms. Fonner is not an officer, director or principal stockholder of any other company with a class of securities registered under Section 12 or subject to the requirements of section 15(d) of the Exchange Act.

      Directors will be elected by a plurality of the votes cast by the holders of all shares of Common Stock entitled to vote at the meeting. Stirling will refrain from voting its shares until the Votes Cast by stockholders who were not previously officers, directors or affiliates of our company have been tallied. When the results of the preliminary stockholder vote are known, Stirling will vote all of its shares in accordance with the wishes of the majority.

      THE BOARD ASKS ALL STOCKHOLDERS TO VOTE FOR THE ELECTION OF MS. FONNER TO SERVE AS THE SOLE DIRECTOR OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS. THE ENCLOSED PROXY WILL BE VOTED FOR MS. FONNER UNLESS THE STOCKHOLDER VOTES AGAINST MS. FONNER OR ABSTAINS FROM VOTING. SINCE THE BOARD HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, THE BOARD MAY ELECT TO ABANDON THE PLAN IF ALL OF THE RATIFICATION PROPOSALS ARE NOT APPROVED BY THE STOCKHOLDERS.

                         CAPITAL RESTRUCTURING PROPOSALS

      If the stockholders approve the proposals described in this proxy statement, we believe it may be possible to recover some stockholder value by restructuring the company as a public shell that will then attempt to negotiate a business combination transaction with a suitable privately held company. The following sections separately describe the various reorganization proposals.

Proposed reverse split and subsidiary merger

      At the date of this Proxy Statement, the issued and outstanding equity securities of the company include:

      o     14,828,333 shares of Common Stock;

      o     7,167,550 shares of Class A Common Stock; and

      o     164,450 shares of Series A Convertible Preferred Stock.

      Since we believe that the owners of a Target company will ordinarily want to control 90% to 95% of the stock of the combined companies upon the completion of a business combination transaction and an ultimate capitalization of less than 20,000,000 shares is important for a small public company, we believe it will be necessary to affect a reverse split of approximately 1 for 30 to properly position the company as a viable public shell. After evaluating our stockholder list, management has found that a simple reverse split of 1 for 30 would leave our company with 63 "round lot" stockholders (i.e. persons who own more than 100 shares) and 935 "odd lot" stockholders (i.e. persons who hold less than 100 shares). We believe that a high percentage of odd lot holders will be very undesirable to potential targets because odd lot holders:

      o Are not counted as stockholders of record for market listing purposes;

      o Are frequently unable to sell their shares in the OTC or Nasdaq markets; and

      o     Significantly increase a company's mailing and communication costs,

Therefore our new management team has concluded that the best solution will be to propose a two-stage capital-restructuring plan that will eliminate the odd lot stockholder problem.

      As the first stage in the capital restructuring plan, we will propose a 1 for 3,000 reverse split of our Common Stock and Class A Common Stock, which will automatically adjust the conversion rights of the holders of our Series A Convertible Preferred Stock. We do not intend to issue fractional shares in connection with the proposed reverse split. Instead, to the extent that the reverse split would result in the issuance of fractional shares to a particular stockholder, the number of shares issuable will be rounded up to the next highest whole number. Upon completion of the first stage reverse split:

      o     We will have 5,732 shares of Common Stock outstanding;

      o     We will have 2,431 shares of Class A Common Stock outstanding;

      o Our Preferred Stock will be convertible into 885 shares of Class A Common Stock; and

      o     Every existing stockholder will own at least one whole share.

      As the second stage of the capital restructuring, we are asking stockholders to approve a merger with a newly-created wholly owned subsidiary in accordance with a plan of merger that provides for the issuance of:

      o     100 shares of New Common for each share of post reverse Common
            Stock;

      o 100 shares of New Common for each share of post reverse Class A Common Stock; and

      o     Conversion of the Series A Convertible Preferred Stock into New
            Common

      The procedures that will be employed in connection with our proposed capital restructuring do not treat all stockholders equally. If we were to affect a simple reverse split of 1 for 30, our company would have a total of 820,903 shares of New Common issued and outstanding after completion of the merger. As a direct result of the two-stage capital restructuring, however, we will have 904,800 shares of New Common issued and outstanding after completion of the merger. Substantially all of the economic benefit arising from the proposed capital restructuring will inure to the benefit of stockholders who own fewer than 3,000 shares and would become odd lot stockholders if a conventional reverse split were implemented.

      As a result of the proposed merger, all of our outstanding securities will be converted into a single class of common stock and all of the original provisions of our charter that served to entrench former management and minimize the rights of stockholders will be eliminated.

      The board believes that the proposed reverse split and subsidiary merger will be beneficial to the company in two critical respects. First, by significantly reducing the number of issued and outstanding shares, the board believes the proposed reverse split will increase the relative value of the company's shares in the eyes of the investment community. Second, by eliminating a variety of charter provisions that served to entrench former management, the board believes the proposed merger will restore corporate democracy.

      The Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, the company is subject to the periodic reporting and other requirements of the Act. The proposed reverse split will not affect the Company's registration the Exchange Act and the company has no present intention of terminating its registration to become a "private" company.

      Other than the decrease in the total shares to be outstanding, no substantive changes are being made in the rights of the holders of Common Stock. Accordingly, each holder of record of new shares will be entitled to one vote for each new share held at each meeting of the stockholders in respect to any matter on which stockholders have the right to vote. Stockholders have no cumulative voting rights, nor will they have the preemptive right to purchase any additional shares. Stockholders will be entitled to receive, when and as declared by the company's Board of Directors, out of earnings and surplus legally available therefor, any dividends payable either in cash, in property or in shares of the capital stock of the company.

      In connection with the subsidiary merger, the company will mail letters of transmittal to each record holder of Common Stock, Class A Common Stock and Series A Convertible Preferred Stock. The letter of transmittal will contain instructions for the surrender of such certificate or certificates to the company's transfer agent in exchange for the certificates representing the number of whole shares of New Common into which the old securities have been converted as a result of the reverse split and merger. New certificates will not be issued to a stockholder until he has surrendered his outstanding certificates together with the letter of transmittal to the company's transfer agent.

      While such action is not required under Delaware law, the board is asking each class of our outstanding equity securities to vote on the reverse split and merger proposal. The proposal will not be adopted unless the holders of a majority of each such class approve the proposal. Stockholders have no right under Delaware law or the Certificate of Incorporation to dissent from a reverse split that has been duly approved by a stockholder vote.

      The affirmative vote of the holders of a majority of all shares of Common Stock represented at the meeting, in person or by proxy, will be required to approve the proposed reverse split and subsidiary merger. All shares voted "FOR," "AGAINST" or "ABSTAIN" with respect to the proposal will be treated as Votes Cast. As a result, shares voted "ABSTAIN" will be treated as votes "AGAINST" the proposal. Stirling will refrain from voting its shares until the Votes Cast by stockholders who were not previously officers, directors or affiliates of our company have been tallied. When the results of the preliminary stockholder vote are known, Stirling will vote all of its shares in accordance with the wishes of the majority.

      The affirmative vote of the holders of a majority of all shares of Class A Common Stock represented at the meeting, in person or by proxy, will be required to approve the proposed reverse split and subsidiary merger. All shares voted "FOR," "AGAINST" or "ABSTAIN" with respect to the proposal will be treated as Votes Cast. As a result, shares voted "ABSTAIN" will be treated as votes "AGAINST" the proposal. Stirling will refrain from voting its shares until the Votes Cast by stockholders who were not previously officers, directors or affiliates of our company have been tallied. When the results of the preliminary stockholder vote are known, Stirling will vote all of its shares in accordance with the wishes of the majority.

      The affirmative vote of the holders of a majority of all shares of Series A Convertible Preferred Stock represented at the meeting, in person or by proxy, will be required to approve the proposed reverse split and subsidiary merger. All shares voted "FOR," "AGAINST" or "ABSTAIN" with respect to the proposal will be treated as Votes Cast. As a result, shares voted "ABSTAIN" will be treated as votes "AGAINST" the proposal. Stirling does not own any shares of Series A Convertible Preferred Stock and will not participate in the class voting by the holders of those securities.

      THE BOARD ASKS ALL STOCKHOLDERS TO VOTE FOR THE PROPOSED REVERSE SPLIT AND SUBSIDIARY MERGER. THE ENCLOSED PROXY WILL BE VOTED FOR THE PROPOSED REVERSE SPLIT AND SUBSIDIARY MERGER UNLESS THE STOCKHOLDER VOTES AGAINST THE PROPOSAL OR ABSTAINS FROM VOTING. SINCE THE BOARD HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, THE BOARD MAY ELECT TO ABANDON THE PLAN IF ALL OF THE PROPOSALS ARE NOT APPROVED BY THE STOCKHOLDERS.

                   AUTHORIZATION OF ADDITIONAL STOCK ISSUANCES

Proposed compensatory stock issuances

      As part of the plan, the board proposes to issue up to 300,000 shares of New Common to legal counsel and our officers and directors. To the extent that we may lawfully do so under applicable regulations, we intend to file a Form S-8 Registration Statement under the Securities Act to register a portion of the New Common that will be issuable as compensation for services rendered and to be rendered. If such a registration statement is filed, the registered shares will not be issued to persons who are otherwise precluded from purchasing such shares under applicable SEC regulations and interpretations. Registered shares of New Common that are issued as compensation to our officers and directors will be classified as "control securities" that may not be resold for a period of 90 days after the completion of a business combination transaction.

      The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the meeting, in person or by proxy, will be required to approve the issuance of up to 300,000 additional shares of New

Common to legal counsel and our officers and directors. Only shares voted "FOR" or "AGAINST" the proposal will be treated as Votes Cast. Stirling will refrain from voting its shares until the Votes Cast by stockholders who were not previously officers, directors or affiliates of our company have been tallied. When the results of the preliminary stockholder vote are known, Stirling will vote all of its shares in accordance with the wishes of the majority.

      THE BOARD ASKS ALL STOCKHOLDERS TO VOTE FOR THE AUTHORIZATION OF ADDITIONAL STOCK ISSUANCES. THE ENCLOSED PROXY WILL BE VOTED FOR THE PROPOSAL UNLESS THE STOCKHOLDER VOTES AGAINST THE PROPOSAL OR ABSTAINS FROM VOTING. SINCE THE BOARD HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, THE BOARD MAY ELECT TO ABANDON THE PLAN IF ALL OF THE PROPOSALS ARE NOT APPROVED BY THE STOCKHOLDERS.

Approval of business combination format

      In general, a business combination may be structured in the form of a merger, consolidation, reorganization, joint venture, franchise, licensing agreement or purchase of the stock or assets of an existing business. Certain business combination transactions, such as a statutory merger, are complex to negotiate and implement and require stockholder approval from both parties to the merger. On the other hand, the simplest form of business combination is commonly known as a reverse takeover. In a reverse takeover transaction, the stockholders of the privately-held company exchange their private company shares for newly issued stock of the public company. As a result of the transaction, the privately-held company becomes a wholly-owned subsidiary of the public company and due to the large number of public company shares that are customarily issued to stockholders of the privately-held company, those stockholders end up with a controlling interest in the public company and are then free to appoint their own slate of officers and directors.

      By using an existing public company, a privately-held company that wants to establish a public market for its stock can start with an existing stockholder base. In addition, there are usually several brokers who will have an interest in the newly reorganized company because they have stock on their books.

      There are several potential problems that arise in connection with a reverse takeover. First, there may be large blocks of stock in the hands of individuals who are eager to sell at any price, thereby making it difficult to support the market during the period immediately after the reorganization. Second, in addition to inheriting the stockholders and brokers associated with the public company, the stockholders of the private company will also inherit the business history of the public company. Accordingly, a thorough due diligence investigation of the public company and its principal stockholders is essential to ensure that there are no unreported liabilities or other legal problems.

      In general, both the financial community and the regulatory authorities view reverse takeovers with some skepticism until the reorganized company has been active for a sufficient period of time to demonstrate credible operating performance. Until this performance is demonstrated, it can be difficult to raise additional money for a company that went public through a reverse takeover transaction. Therefore, the reverse takeover strategy is most appropriate in cases where the purpose for establishing a public trading market is not related to a perceived short-term need for additional capital.

      While the business combination transaction contemplated by the plan may be structured as a merger or consolidation, the board believes that the reverse takeover format will be most attractive to potential acquisition targets. Accordingly, the board is seeking prior stockholder authorization for a reverse takeover transaction that will involve the issuance of an indeterminate number of shares of New Common to the owners of the target.

      The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the meeting, in person or by proxy, will be required to authorize the issuance of an indeterminate number of shares of Common Stock to unrelated third parties in connection with a business combination transaction of the type contemplated by the plan. Only shares voted "FOR" or "AGAINST" the proposal will be treated as Votes Cast. Stirling will refrain from voting its shares until the Votes Cast by stockholders who were not previously officers, directors or affiliates of our company have been tallied. When the results of the preliminary stockholder vote are known, Stirling will vote all of its shares in accordance with the wishes of the majority.

      THE BOARD ASKS ALL STOCKHOLDERS TO VOTE FOR THE APPROVAL OF THE BUSINESS COMBINATION FORMAT. THE ENCLOSED PROXY WILL BE VOTED FOR THE PROPOSAL UNLESS THE STOCKHOLDER VOTES AGAINST THE PROPOSAL OR ABSTAINS FROM VOTING. SINCE THE BOARD HAS PROPOSED THE PLAN AS AN INTEGRATED WHOLE, THE BOARD MAY ELECT TO ABANDON THE PLAN IF ALL OF THE PROPOSALS ARE NOT APPROVED BY THE STOCKHOLDERS.

                             ADDITIONAL INFORMATION

      Additional soliciting materials that are being sent to stockholders along with this proxy statement include copies of our Annual Report on Form 10-K as of May 11, 1988 and for the fiscal years ended January 31, 1989 through 2002, as filed with the Securities and Exchange Commission on July 3, 2002. The Form 10-K is incorporated herein by this reference and all disclosures herein relating to the company and its management, business and financial condition are qualified in their entirety by reference to the Form 10-K.

      The board of directors is conducting this solicitation on behalf of the company. The company will pay the cost of soliciting proxies from its available financial resources. The cost of solicitation including legal, accounting, printing, mailing and other miscellaneous expenses are estimated at $37,500. There is no known opposition to the solicitation. In addition to solicitations by mail, directors, officers and regular employees of the company may solicit proxies by telephone, telegram, fax or personnel solicitation. Brokers, nominees, fiduciaries and other custodians will be instructed to forward soliciting material to the beneficial owners of shares held of record by them, and such custodians will be reimbursed for their expenses.

      The persons designated as proxies to vote shares at the meeting intend to exercise their judgment in voting such shares on other matters that may properly come before the meeting. The company does not expect that any matters other than those referred to in this Proxy Statement will be presented for action at the meeting.